Fees Summary	Feb. 03, 2023 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,850.33
Total Fee Amount	2,850.33
Total Transaction Valuation	25,865,021.68
Total Offset Amount	0.00
Net Fee	$ 0.00